Operating lease liability - Maturity analysis of operating lease liabilities (Details)	Mar. 31, 2023 USD ($)
Operating lease liability
Discount rate at commencement	3.65%
One year	$ 228,022
Total	228,022
Total operating lease liabilities	224,822
Difference between undiscounted cash flows and discounted cash flows	$ 3,200